                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       Southwest Securities Group, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

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Notes:

                                                                Preliminary Copy
                                                                ----------------




                             SOUTHWEST SECURITIES
                                  GROUP, INC.


                           NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

September 26, 1996



Dear Stockholder:

The 1996 Annual Meeting of Stockholders of Southwest Securities Group, Inc. will be held at the Cityplace Conference Center, 2711 N. Haskell, Dallas, Texas on Wednesday, November 6, 1996, at 11:00 a.m. local time.

The enclosed material includes the Notice of Annual Meeting and Proxy Statement which describes the business to be transacted at the meeting.

We will be reporting on your Company's activities, and you will have an opportunity to ask questions about its operations.

We hope you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

The Company cordially invites you and your fellow stockholders to a luncheon following the meeting. To help us prepare properly for your attendance, we ask that you R.S.V.P. by checking the appropriate box on your proxy. On behalf of the Board of Directors and management of Southwest Securities Group, Inc., we would like to thank you for your continued support and confidence.

Sincerely yours,



Don A. Buchholz                            David Glatstein
Chairman of the Board                      President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 6, 1996


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Cityplace Conference Center, 2711 N. Haskell, Dallas, Texas, on Wednesday, November 6, 1996, at 11:00 a.m. local time for the following purposes.

     1. To elect Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's Stock Option Plan;

     3. To consider and vote upon a proposal to approve the Company's Phantom Stock Plan;

     4. To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation that would increase the authorized number of shares of Common Stock from 10,000,000 to 20,000,000; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of the Company's Common Stock of record as of the close of business on September 16, 1996 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Annual Meeting, we ask that you indicate on your proxy whether you plan to attend and whether you will join us for the luncheon following the meeting.

                                    By Order of the Board of Directors,



                                    Barbara A. Hart
                                    Secretary


Dallas, Texas
September 26, 1996

                       SOUTHWEST SECURITIES GROUP, INC.
                          1201 ELM STREET, SUITE 3500
                             DALLAS, TEXAS  75270

                          ---------------------------

                                PROXY STATEMENT

                          ---------------------------


               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 6, 1996

- - --------------------------------------------------------------------------------

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are being furnished to the stockholders of Southwest Securities Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Cityplace Conference Center, 2711 N. Haskell, Dallas, Texas on Wednesday, November 6, 1996, at 11:00 a.m. local time, and any adjournments thereof. These proxy materials are being mailed on or about September 26, 1996 to holders of record on September 16, 1996 of the Company's Common Stock.

A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors and each other matter of business described herein; and, as to any other matter of business that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, FAX, telex, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

THE COMPANY

The Company is a Dallas-based holding company providing securities transaction processing, securities brokerage and investment banking services to brokers, dealers, corporations, municipalities and individuals across the country through its wholly owned subsidiaries.

VOTING SECURITIES

Holders of record at the close of business on September 16, 1996 of the Company's Common Stock, par value $0.10 per share ("Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders to determine the total number of votes cast. Abstentions are not counted as votes for or against any such proposals. Broker nonvotes are not counted as votes cast for purposes of determining whether a proposal has been approved. The Company's Certificate of Incorporation does not provide for cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of Common Stock is required for the election of directors. All other matters will be determined by a majority of the votes cast.

On September 16, 1996, 8,783,630 shares of Common Stock were outstanding.



ELECTION OF DIRECTORS

The Board has nominated and recommends the election of each of the nominees set forth below in the table under the caption "Nominees for Directors" as a director of the Company to serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified. Each nominee is currently serving as a director of the Company.

Should any nominee become unable or unwilling to accept nomination or election, it is intended that the person named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will not be a candidate.


NOMINEES FOR DIRECTORS

DON A. BUCHHOLZ (67)/1,3/
A founder of the Company. Director and Chairman of the Board since August 1991; Chief Executive Officer of the Company from 1984 until July 1994; Chairman of the Board of Southwest Securities, Inc., the Company's principal subsidiary ("Southwest"), since August 1993; President of the Company from 1984 until August 1991; Associated with Southwest in various executive capacities since its inception in 1972. Past director of the Securities Industry Association (the "SIA"); past Chairman of the Executive Committee of the South Central District of the SIA; past member of the Boards of Governors of the New York
Stock Exchange (the "NYSE") and the National Association of Securities Dealers (the "NASD"); past President and director of the Texas Stock and Bond Dealers Association (the "TSBDA").

RAYMOND E. WOOLDRIDGE (57)/1/
Chief Executive Officer of the Company from July 1994 until May 1996; President and Chief Operating Officer of the Company from August 1991 until July 1994; director of the Company since 1986; Vice Chairman of the Board since May 1996; Chief Executive Officer of Southwest since August 1993. Vice Chairman of the Board of Governors of the NASD; member of the Regional Firms Advisory Committee of the NYSE; President and director of the TSBDA; past Chairman of the Board of Directors of National Securities Clearing Corporation, a national clearing agency registered with the Securities and Exchange Commission (the "SEC"); past director of the SIA.

DAVID GLATSTEIN (47)/1/
Chief Executive Officer of the Company since May 1996; President and director of the Company and President of Southwest since May 1995; President of Barre & Company Incorporated from its founding in 1980 until its acquisition by Southwest in 1995; First Vice President of the Securities Division of Lehman Brothers Kuhn Loeb, Inc. 1978-1980; securities broker with White, Weld & Company, Inc. 1973-1978. Past member of the District 6 Business Conduct Committee of the NASD (Chairman in 1992); member of the SIA and the TSBDA.

SUSAN M. BYRNE (50)
President and Chief Executive Officer of Westwood Management Corporation, a professional money management firm with offices in Dallas and New York, which was acquired by the Company in June 1993.

ALLEN B. COBB (68)
A founder of the Company. Director of the Company since 1984; Vice Chairman of the Board since August 1991; Chairman of the Board from 1984 to August 1991; associated with Southwest in various executive capacities since its inception in 1972.

J. JAN COLLMER (61) /2,3,4/
Founder and President of Collmer Semiconductor, Inc., an importer, marketer and manufacturer of industrial electronic components and systems since 1979. Prior to founding Collmer Semiconductor, served in various engineering and executive positions with Varo, Inc., a defense electronics firm. Currently serves on the NASD Arbitration Panel.

FREDERICK R. MEYER (68)/2,3,4/
Chairman of the Board of Aladdin Industries, Inc., a diversified company principally engaged in the manufacture of children's lunch kits, thermosware, insulated food delivery systems and related products, since 1985; President from 1987 to 1994; President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986; Consultant to

Tyler Corporation from 1986 to 1989. Currently a director of Tyler Corporation, Arvin Industries, Inc. and Palm Harbor Homes, Inc.

JON L. MOSLE, JR. (67)/2,3,4/
Director of Private Capital Management for Ameritrust Texas Corporation from 1984-1992. From 1954 to 1984, affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Experience at Rotan Mosle included supervisory responsibility for both over-the-counter trading and municipal departments, as well as participating in corporate finance activities. Served as Branch Manager, Regional Manager, Vice Chairman of the Board and member of Rotan Mosle's Operating Committee. Currently a director of Wiser Oil and Aquila Gas Pipeline, an Associate Director of First National Bank of Park Cities Texas and an Advisory Director of Trust Company of Texas.

- - ---------------------

/1/  Executive Committee
/2/  Audit Committee
/3/  Compensation Committee
/4/  Stock Option Committee


COMPENSATION OF DIRECTORS

Members of the Board who are not officers or employees of the Company receive a fee of $1,500 per quarter plus $500 for each directors' meeting they attend. Directors are reimbursed for expenses relating to attendance at meetings. In August of 1995, outside directors Meyer, Mosle and Collmer were paid an additional sum of $6,859, $6,859 and $5,415, respectively, due to the favorable financial performance of the Company. See also "Approval of Proposal to Adopt the Southwest Securities Group, Inc. Phantom Stock Plan".

ORGANIZATION OF THE BOARD OF DIRECTORS

The Executive Committee of the Board of Directors of the Company has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company's business that require action by the Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board.

The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, (iv) reviewing with internal and independent auditors overall accounting and financial controls, and (v) being available to the independent auditors during the year for consultation purposes.

The Compensation Committee determines the salaries of the executive officers of the Company and its subsidiaries, assists in determining the salaries of other personnel, and performs other similar functions.

The Company has no nominating committee; the entire Board of Directors is responsible for selecting nominees for election as directors.

The Board of Directors held four meetings during fiscal year 1996. All of the directors were present for at least three-quarters of the meetings. The Audit Committee held one meeting during fiscal year 1996; all committee members were present. The Compensation Committee held one meeting during fiscal year 1996; all committee members were present.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of August 31, 1996 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table included elsewhere herein, and
(iv) all directors and executive officers of the Company as a group.

           Shares Beneficially Owned/1/ /2/                        Number    Percent
           -------------------------                               ------    -------

Buchholz Arlington Banshares, a Limited Partnership/3/             650,000      7.4%
     1201 Elm St., Suite 3500, Dallas, TX  75270

Buchholz Investments, a Partnership /4/                            203,253      2.3%
     1201 Elm St., Suite 3500, Dallas, TX  75270

Don A. Buchholz /5/                                                 56,800      *
     1201 Elm St., Suite 3500, Dallas, TX  75270

Cobb Partners /6/                                                  460,800      5.2%
     1201 Elm St., Suite 3500, Dallas, TX  75270

Allen B. Cobb /7/                                                  204,150      2.3%
     1201 Elm St., Suite 3500, Dallas, TX  75270

Raymond E. Wooldridge /8/                                          423,575      4.8%
     1201 Elm St., Suite 3500, Dallas, TX  75270

David Glatstein /9/                                                430,147      4.9%
     1201 Elm St., Suite 3500, Dallas, TX  75270

Susan M. Byrne                                                     172,468      2.0%
     300 Crescent Ct., Suite 1320, Dallas, TX  75201

J. Jan Collmer /10/                                                 11,000      *
     14368 Proton Rd., Dallas, TX  75244

William D. Felder                                                  100,000      1.1%
     1201 Elm St., Suite 3500, Dallas, TX  75270

W. Norman Thompson                                                   1,300      *
     1201 Elm St., Suite 3500, Dallas, TX  75270

           Shares Beneficially Owned/1/ /2/                        Number    Percent
           -------------------------                               ------    -------

Richard H. Litton                                                   29,411      *
         1201 Elm St., Suite 3500, Dallas, TX  75270

Frederick R. Meyer                                                  45,700      *
     2121 San Jacinto St., Suite 895, LB-5, Dallas, TX  75201

Jon L. Mosle, Jr.                                                   11,000      *
     4809 Cole, Suite 145, Dallas, TX  75205

All directors and executive officers                             2,799,604     31.9%
as a group (11 persons)

- - --------------------
*  Denotes less than 1% ownership

/1/ The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

/2/ Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and with the NASD. Directors, officers and greater-than-ten percent beneficial owners are required by SEC rule or regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no such reports were required for those persons, the Company believes that during fiscal year 1996 all filing requirements applicable to its directors, officers and greater-than-ten percent beneficial owners were complied with.

/3/ Buchholz Arlington Banshares, a Limited Partnership, is a limited partnership, the partners of which are Don A. Buchholz and Don A. Buchholz's wife and adult son and daughter. Pursuant to the terms of the partnership agreement governing Buchholz Arlington Banshares, a Limited Partnership, Don A. Buchholz is general partner and has sole investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners.

/4/ Buchholz Investments, a Partnership, is a general partnership, the partners of which are Robert A. Buchholz, Don A. Buchholz and Don A. Buchholz's wife and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, a Partnership, Robert A. Buchholz has sole voting and investment power with regard to the shares owned by the partnership. The partnership agreement further provides that any partner may withdraw from the partnership upon 30 days' notice and, unless the Partnership is liquidated, that partner shall receive the value of his or her capital account. Excludes shares directly held by individual partners.

/5/ Excludes shares held by Buchholz Arlington Banshares, a Limited Partnership, and Buchholz Investments, a Partnership. Don A. Buchholz and his wife have an aggregate economic interest of approximately 41% in these partnerships. See Notes 3 and 4 above.

/6/     Cobb Partners is a general partnership, the partners of which are Allen
        B. Cobb and his children. Mr. Cobb has sole voting and investment power with regard to the shares owned by the partnership.

/7/     Excludes shares held by Cobb Partners.

/8/ Includes 9,135 shares held by an individual retirement account for the benefit of Mr. Wooldridge's wife.

/9/ Includes 63,528 shares held by Mr. Glatstein as custodian for his two minor children. Mr. Glatstein disclaims beneficial ownership of these shares.

/10/ Includes 7,000 shares owned by Collmer Semiconductor which is 90% owned by Mr. Collmer.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation during each of the Company's last three fiscal years of each person serving as the Chief Executive Officer during the last fiscal year and each of the other executive officers.

- - -----------------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM COMPENSATION
                                                                                ----------------------
                          ANNUAL COMPENSATION                                     AWARDS     PAYOUTS
- - -----------------------------------------------------------------------------------------------------------------------
                              FISCAL                               Other        Re-     Option   Long-       All
                               YEAR                                annual    stricted    s/      term      other
NAME AND PRINCIPAL POSITION   ENDED                               compen-      stock     SARs    incen-   compensa-
                             THE LAST   SALARY ($)  BONUS/1/($)    sation     awards     (#)     tive      tion/2/
                              FRIDAY                                ($)         ($)              plan        ($)
                              OF JUNE                                                           pay-outs
                                                                                                  ($)
- - -----------------------------------------------------------------------------------------------------------------------
Raymond E. Wooldridge          1996       250,008      293,201       -          -         -        -         22,500
Vice Chairman of the Board     1995       249,818      214,846       -          -         -        -         22,500
                               1994       225,797      210,711    45,066/3/     -         -        -         30,000

David Glatstein                1996       100,000      236,444/4/    -          -         -        -         22,500
President and Chief            1995        18,909       21,570       -          -         -        -           -
Executive Officer

William D. Felder              1996       123,340      135,518       -          -         -        -         22,500
Senior Executive Vice          1995       123,800       97,055       -          -         -        -         22,500
President                      1994       121,217      120,639       -          -         -        -         22,466

W. Norman Thompson             1996       126,104       48,846       -          -         -        -         16,008
Senior Executive Vice          1995        44,643        5,000       -          -         -        -           -
President and Chief
Information Officer

Richard H. Litton              1996       148,631          -         -          -         -        -          9,955
Senior Executive Vice
President
- - -----------------------------------------------------------------------------------------------------------------------

- - -------------------
/1/ Includes the amount of contributions in excess of allowable qualified plan contributions paid directly to the participant.

/2/ Consists of the Company's annual contributions to its Profit Sharing Plan and Trust.

/3/  Includes $15,397 for club transfer fee.

/4/ Mr. Glatstein's bonus was derived as a percentage of fees and commissions he directed to the Company.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

In fiscal 1996, executive compensation was determined by the Compensation Committee (the "Committee") of the Board. The Committee is comprised of the Chairman of the Board and three non-employee directors. The Chairman of the Board serves as Chairman of the Committee. Decisions by the Committee are reviewed by the Board. Pursuant to rules of the SEC designed to enhance disclosure of companies' policies regarding executive compensation, the following report is submitted by Messrs. Don Buchholz (Chairman), Jan Collmer, Frederick Meyer and Jon Mosle in their capacity as members of the Committee addressing the Company's compensation policies for fiscal 1996 in general and as they affected executive officers, including Messrs. Wooldridge, Glatstein, Felder, Thompson, and Litton, who were the Company's five key executive officers in fiscal 1996.

GENERAL

The company's compensation program is designed to fairly compensate executives for their performance and contribution to the Company as well as to provide incentives which attract and retain the executives, instill a long-term commitment to the Company, and develop pride and a sense of Company ownership, all in a manner consistent with stockholder interests. Given these objectives, the executive officers' compensation package includes three elements: base salary, annual incentive compensation, and a profit sharing plan.

Base Salary. The base salaries of the Company's executive officers are set to be competitive within the industry. They are reviewed annually and are adjusted in light of the individual executive's performance.

Incentive Compensation. Incentive bonuses are routinely paid to those persons making significant contributions to the Company. The Company maintains several bonus pools, including the Management Incentive Compensation Program described below, which are distributed among officers and employees by the Committee, based upon such factors as gross commission, production, contribution to the net income of the Company, new client development, contribution to Company management, management of individual profit centers and demonstrated Company leadership.

Profit Sharing. The Company makes contributions to a defined contribution profit sharing plan to provide certain retirement benefits. The plan covers substantially all employees of the Company, and contributions to the plan are dependent upon the profitability of the Company.

MANAGEMENT INCENTIVE COMPENSATION PROGRAM

For the fiscal year ended June 28, 1996 certain key executives participated in the Management Incentive Compensation Program. Under the program, which expired June 30, 1996, incentive compensation was payable if the Company's pretax return on beginning equity equaled or exceeded 10%. The Management Incentive Fund was credited with 10% of the amount by which pretax net income exceeded 10% of beginning equity. The incentive compensation under the program could not exceed 100% of the aggregate base compensation of the participants. The Fund was allocated based on the relative base salaries for the participants as well as the participant's overall contribution to the Company's performance for the fiscal year. The incentive compensation under the program is payable to each recipient in four equal installments in August of each of the succeeding four years after the end of the applicable fiscal year. Each participant must be a full time employee of the Company or one of its subsidiaries on the immediately preceding June 30 in order to qualify for an installment (subject to certain exceptions relating to death and retirement). The Management Incentive Compensation Program was terminated effective June 30, 1996.

CHIEF EXECUTIVE OFFICERS' COMPENSATION

In keeping with the general compensation philosophy outlined above, Messrs. Wooldridge's and Glatstein's base salaries were established to place greater emphasis on incentive compensation while remaining competitive with others in the Company's industry. The committee reviewed various indicators of the Company's performance, compensation of the chief executives of other publicly traded regional brokerage firms as well as subjective measures of Messrs. Wooldridge's and Glatstein's individual performance to determine the bonus portion of the annual compensation. Mr. Wooldridge was a participant in the Management Incentive Compensation Plan outlined above, and, consequently, his bonus was determined under the provisions of that plan. Mr. Glatstein did not participate in the Management Incentive Compensation Plan for fiscal 1996. His bonus was determined based on a percentage of the fees and commissions he directed to the Company. Both executives were subject to the same profit sharing plan as the other executive officers and employees outlined above. The committee believes that the total compensation paid to Messrs. Wooldridge and Glatstein is commensurate with the compensation paid to the chief executive officers of corporations within the Company's peer group after adjustment to compensate for differences in the size and business mix of the companies reviewed.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

Don A. Buchholz, Chairman
J. Jan Collmer
Frederick R. Meyer
Jon L. Mosle, Jr.

PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return on its Common Stock for 56 months from the Company's initial public offering in October of 1991 through its latest fiscal year-end in June 1996, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in the Company's Common Stock on its initial public offering on October 11, 1991 and the Wilshire 5000 Index and the Nasdaq Financial Index on September 30, 1991, including reinvestment of dividends.

                             [graph appears here]


                                           Cumulative Total Return
                                           -----------------------
                                     10/91  6/92  6/93  6/94  6/95  6/96
                                     -----  ----  ----  ----  ----  ----
 Southwest Securities Group, Inc.      100    96   147   100   130   186

 Wilshire 5000                         100   107   124   126   157   198

 Nasdaq Financial Index                100   128   168   189   217   282


                       APPROVAL OF PROPOSAL TO ADOPT THE
                       SOUTHWEST SECURITIES GROUP, INC.
                               STOCK OPTION PLAN


  SUMMARY OF THE PLAN

       On February 2, 1996, the Board of Directors of the Company adopted the Stock Option Plan, pursuant to which options will automatically be granted to eligible non-employee directors of the Company and may be granted to eligible employees of the Company or its subsidiaries for the purchase of an aggregate of 1,000,000 shares of Common Stock of the Company. All shares are available for options to any one employee. The Board of Directors is submitting the adoption of the Stock Option Plan to the stockholders for approval in order to
  (i) comply with Section 422 of the Code and (ii) establish for officers and directors of the Company an exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 for options acquired under the Stock Option Plan. Section 16(b) provides for a recovery by the Company of profits made by officers and directors on short term trading in shares of Common Stock of the Company. If the adoption is approved by the Company's stockholders, acquisition of options to purchase Common Stock of the Company under the Stock Option Plan by officers and directors of the Company will be exempt, under the Rules and Regulations of the Securities and Exchange Commission, from the operation of Section 16(b). The following summary description of the Stock Option Plan is qualified in its entirety by reference to the full text thereof which is attached hereto as Exhibit A.

       As of August 31, 1996, there were 639 employees and three non-employee directors who were eligible for grants under the Stock Option Plan. No options have been issued pursuant to the Stock Option Plan. Employees eligible under the Stock Option Plan are those employees whose performance and responsibilities are determined by the Company's Board of Directors or a committee thereof to be influential to the Company's success. The Stock Option Plan is administered by the Stock Option Committee, which determines, in its discretion, the number of shares subject to each employee option granted and the related purchase price and option period. The Stock Option Committee may grant either nonqualified stock options or incentive stock options ("ISOs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code").

       Non-employee directors of the Company elected at the annual shareholders' meeting will receive an automatically granted nonqualified option, effective as of the date of each annual shareholders' meeting, to purchase 2,000 shares of Common Stock of the Company. Each non-employee director of the Company who is elected or appointed to the Board other than at the annual shareholders' meeting and who has not, during the 24-month period preceding the date of his election or appointment, served as a director of the Company will receive a similar option, effective as of the date of his election or appointment.
  These options become fully exercisable if the grantee remains a director for six months following the date of grant. The option period for all options issued to non-employee directors will begin on the date of the grant and will end five years thereafter. However, such term may be reduced for reasons of disloyalty. The exercise price for these options will be the closing price of the Common Stock on the date of grant of the option. Each automatically granted option will be to purchase 2,000 shares of

  Common Stock of the Company. Non-employee directors of the Company may elect by written notice to the Company not to receive one or more automatically granted options.

       The Stock Option Plan requires that the purchase price under each ISO must not be less than 100% of the fair market value of the Common Stock at the date of grant of the option. The option period for any option may not be more than ten years from the date the option is granted. No ISO, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or its subsidiaries unless the option price is at least 110% of the fair market value of the Common Stock at the date of grant and the option period does not exceed five years. Employee options may be exercised in annual installments as specified by the Stock Option Committee, and all installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until expiration of the option.

       There is no limit on the fair market value of ISOs or nonqualified stock options that may be granted to an employee in any calendar year, except that no employee may be granted ISOs that first become exercisable during a calendar year for the purchase of stock with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An ISO (or an installment thereof) counts against the annual limitation only in the year it first becomes exercisable. Options are not assignable.

       Full payment for shares purchased upon exercise of an option must be made at the time of exercise, and no shares may be issued until full payment is made. The Stock Option Plan provides that an option agreement may include a provision permitting an optionee the right to tender previously owned shares of Common Stock in partial or full payment for shares to be purchased on exercise of an option. Unless sooner terminated by action of the Board of Directors, the Stock Option Plan will terminate on February 1, 2006, and no options may thereafter be granted under the Stock Option Plan. Except under certain circumstances, the Stock Option Plan may be amended, altered or discontinued by the Board of Directors without the approval of the stockholders.


  TAX STATUS OF STOCK OPTIONS

       Pursuant to the Stock Option Plan, the Stock Option Committee may provide for an option to qualify either as an ISO or as a nonqualified option.

       ISOs.  All stock options that qualify under the rules of Section 422 of
       ----
  the Code will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

       If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock. In such event, the employee's gain on exercise will be treated as ordinary income rather than capital gain, and the Company will get a corresponding deduction at the time of sale. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

       An optionee's stock option agreement may permit payment for stock upon the exercise of an ISO to be made with other shares of the Company's Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

       Nonqualified Stock Options.  In general, no taxable income will be
       --------------------------
  recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

       The foregoing statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

  REQUIRED VOTE

       The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting in person or by proxy is required to approve the adoption of the Stock Option Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF
                                                ---
  THE STOCK OPTION PLAN.

                       APPROVAL OF PROPOSAL TO ADOPT THE
                       SOUTHWEST SECURITIES GROUP, INC.
                              PHANTOM STOCK PLAN

  SUMMARY OF THE PLAN

       On September 17, 1996, the Board of Directors adopted the Southwest Securities Group, Inc. Phantom Stock Plan (the "Phantom Stock Plan"). The Phantom Stock Plan is administered by a committee appointed by the Board from time to time. Members of the Board of Directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to participate in the Phantom Stock Plan. Currently, three of the members of the Board are eligible to participate in the Phantom Stock Plan. The Board of Directors is submitting the adoption of the Phantom Stock Plan to the stockholders for approval in order to establish for officers and directors of the Company an exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 for phantom stock units acquired under the Phantom Stock Plan. The following summary description of the Phantom Stock Plan is qualified in its entirety by reference to the full text thereof which is attached hereto as Exhibit B.

       On or before December 31 of each year, each eligible participant must elect by written notice to the committee what portion (which may be a percentage or a specified dollar amount), if any, of his or her quarterly director's fees, other director's fees, or both for the following calendar year will be paid in the form of stock equivalent units. The number of units shall be determined by dividing the dollar amount of director's fees that would otherwise be paid to the participant by the reported last sales price per share of the Common Stock of the Company: (i) for quarterly director's fees, on the date of the regular quarterly Board meeting; and (ii) for other director's fees, on the date of the Board meeting at which they are authorized. For eligible directors who are first elected or appointed to the Board during a particular calendar year, their written election for that year must be made within 30 days after the commencement of their service as a director, and the election will apply to fees received after the date of election. Elections shall only apply to a single calendar year but shall be irrevocable for that year. Participants shall be fully vested in their stock equivalent units at all times until the units expire.

       In the discretion of the committee, but in any event within 12 months following the earlier of (i) the date the participant's service as a director terminates (including when such service ends due to the death of the participant) or (ii) the date of a change in control of the Company (as defined in the Phantom Stock Plan), the Company shall cash out a participant. For purposes of a participant's termination of service as a director, the Company shall pay to the participant (or as otherwise provided in the agreement between the Company and the participant) an amount equal to the product of the number of stock equivalent units held by the participant multiplied by the average of the last sales prices per share of the Common Stock for the 90 days prior to the date of payment. For purposes of a change in control, the Company shall pay to the participant (or as otherwise provided in the agreement between the Company and the participant) an amount equal to the product of the number of stock equivalent units held by the participant multiplied by the highest price received by holders of the Common Stock in connection with the change in control, as determined by the Board. If a participant's service as a director terminates at the same time as a change in control of the Company, the valuation of payments shall be made in the same manner as if there was only a change in control of the Company.

       The Phantom Stock Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company. In the event of a complete termination of the Phantom Stock Plan, the Board, in its sole discretion, may direct the committee to cash out and distribute each participant's stock equivalent units at such time and based on such stock price as the Board shall determine, in its sole discretion.

  REQUIRED VOTE

       The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting in person or by proxy is required to approve the adoption of the Phantom Stock Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF
                                                ---
  THE PHANTOM STOCK PLAN.


            PROPOSAL TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

       The Board of Directors has proposed the amendment of Article 4 of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares. The full text of Section A.1 of Article 4, as proposed, is as follows:

        "SECTION A.1. Capitalization. The Corporation is authorized to issue
                      --------------
        Twenty Million (20,000,000) shares of capital stock, all of which shall be Common Stock, ten cents ($0.10) par value each ("Common Stock")."

       The Board of Directors believes that the proposed amendment is advisable in order to make shares of Common Stock available, as needed, to meet potential equity financing requirements of the Company, for use in connection with possible acquisitions of other businesses, stock dividends and other corporate purposes. The Company has no present arrangements, commitments, plans or intentions with respect to the sale or issuance of any additional shares of Common Stock.

       If the proposed amendment is authorized, the additional shares of Common Stock would be available for issuance at the Board of Directors' discretion without the accompanying delay and the expense involved in further action by stockholders, except as required by applicable laws or regulations. Stockholders presently do not have preemptive or preferential rights to receive or acquire any new shares issued by the Company. The additional authorized shares of Common Stock could be issued to make any attempt to change control of the Company more difficult if the Board of Directors were to determine that such an attempt was not in the best interests of the Company. For example, additional shares of Common Stock could be sold in private placement transactions to persons, groups or entities who are considered by the Board of Directors to support the policies of the current Board of Directors, thereby diluting the voting strength of any person or entity seeking to obtain control of the Company. Issuance of additional shares of Common Stock would also have the effect of diluting the percentage voting power of existing stockholders and, depending on the consideration for which the shares were issued, could dilute earnings per share.


  REQUIRED VOTE

       The favorable vote of the holders of a majority of the shares of Common Stock is required to approve the amendment to Article 4 of the Certificate of Incorporation of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE INCREASE
                                                                ---
  IN AUTHORIZED SHARES OF COMMON STOCK CONTAINED IN THE PROPOSED AMENDMENT TO
  ARTICLE 4 OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY.

  INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP served as independent auditors of the Company and its subsidiaries for fiscal year 1996 and has been selected by the Board to continue in such capacity for fiscal year 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  OTHER MATTERS

  At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

  Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1997 must do so not later than May 29,
  1997.   To be eligible for inclusion in the 1997 proxy materials of the
  Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

  UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY STOCKHOLDER, THE COMPANY WILL MAIL, AT NO CHARGE TO THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 UNDER THE EXCHANGE ACT, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS FOR THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO:

                       JAMES R. BOWMAN, VICE PRESIDENT
                       SOUTHWEST SECURITIES GROUP, INC.
                       1201 ELM STREET, SUITE 3500
                       DALLAS, TEXAS  75270

  You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Annual Meeting.

                                      By Order of the Board of Directors,



                                      Barbara A. Hart
                                      Secretary
  September 26, 1996

                                                                       Exhibit A
                       SOUTHWEST SECURITIES GROUP, INC.

                               STOCK OPTION PLAN


                                 INTRODUCTION

    On February 2, 1996, the Board of Directors of the Company adopted the following Stock Option Plan:

    1. PURPOSE. The purpose of the Plan is to provide employees and non-employee directors with a proprietary interest in the Company through the granting of Incentive Options and Nonqualified Options which will:

         (a) increase the interest of the employees and non-employee directors in the Company's welfare;

         (b) furnish an incentive to the employees and non-employee directors to continue their services for the Company; and

         (c) provide a means through which the Company may attract able persons to enter its employ or serve on its Board.

    2.   ADMINISTRATION.  The Plan shall be administered by the Committee.

    3. PARTICIPANTS. The Committee shall, from time to time, select the particular employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan. The individuals eligible for selection by the Committee shall be those employees whose performance and responsibilities are determined by the Committee to be influential to the success of the Company. Additionally, non-employee directors of the Company will automatically become participants in the Plan commencing with their service as non-employee directors and will be granted options as provided in Section 7.

    4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

    5. SHARES SUBJECT TO PLAN. Options may not be granted pursuant to the terms of the Plan for more than 1,000,000 shares of Common Stock of the Company, but this number shall be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

    6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans of the Company or any Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the option.

    7. ALLOTMENT OF SHARES. Grants of options under the Plan shall be described in this Section 7 of the Plan provided that the grant of an option to an employee or non-employee director shall not be deemed either to entitle the employee or non-employee director to, or to disqualify the employee or non-employee director from, participation in any other grant of options under the Plan.

         (a) The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to employees of the Company or its Subsidiaries.

         (b) Each non-employee director of the Company elected at the annual shareholders meeting shall be granted an option, effective as of the date of the annual shareholders' meeting (the "Annual Grant Date"), to purchase 2,000 shares of Common Stock of the Company. This Section 7(b) shall not apply to a director whose Initial Grant Date (see below) is on the same date as the Annual Grant Date.

         (c) Each non-employee director of the Company who has not, during the 24-month period preceding the date of his election or appointment to the Board, served as a director of the Company shall be granted an option, effective as of the date of his election or appointment to the Board (the "Initial Grant Date"), to purchase 2,000 shares of Common Stock of the Company.

         (d) Non-employee directors may elect by written notice to the Company not to receive one or more option grants hereunder, by so electing on or before the Initial Grant Date, or at least six months in advance of the Annual Grant Date (unless the non-employee director was elected or appointed less than six months in advance of the Annual Grant Date, in which case he may then so elect on or before the Initial Grant Date), whichever is applicable, of the option.

    8. GRANT OF OPTIONS. The maximum number of shares that may be granted under the Plan in accordance with Section 6 of the Plan may be granted to any one employee. All options granted under the Plan to non-employee directors shall be nonqualified options and shall be automatically granted as provided in
Section 7 of the Plan. The Committee is authorized to grant Incentive Options and Nonqualified Options under the Plan only to employees. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Internal Revenue Code of 1986, as amended. Stock option agreements may provide that an option holder may request approval from the Committee to exercise an option or a portion thereof by tendering shares of Common Stock of the Company at the fair market value per share on the date of exercise in lieu of cash payment of the exercise price. Moreover, stock option agreements for Nonqualified Options for employees may provide that the option holder may request approval from the Committee to pay any withholding associated with the Nonqualified Option by tendering shares of Common Stock of the Company at the fair market value per share on the date of exercise. The Company shall execute stock option agreements upon instructions from the Committee. The Plan shall be submitted to the Company's shareholders for approval. The Committee may grant options, and automatic grants may occur, under the Plan prior to the time of shareholder approval, which options will be effective when granted, but if for any reason the shareholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such shareholder approval.

    9. OPTION PRICE. The option price for an Incentive Option shall not be less than 100% of the fair market value per share of the Common Stock on the date the option is granted. The Committee shall determine the fair market value of the Common Stock on the date of grant and shall set forth the determination in its minutes, using any reasonable valuation method.

    10. OPTION PERIOD. The Option Period for options granted to employees will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. The Option Period for all options issued to non-employee directors will begin on the date of the grant and will end five years thereafter. Moreover, options granted to non-employee directors, which are exercisable, shall not terminate due to a non-employee director's termination of service as a non-employee director unless such termination is for reasons of dishonesty, whether in the course of his service on the Board or otherwise, or for assisting a competitor without permission, or for interfering with the Company's relationship with a customer, or for any similar action or willful breach of duty to the Company. No other option may terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options for employees in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of an option for employees in the case of termination of employment or any other reason.

    11. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled [within the meaning of Section 22(e)(3) of the Internal Revenue Code] prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option agreement may provide that it may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death or disability, (i) in the case of death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or (ii) in the case of disability, by the participant or his personal representative, provided the option is exercised prior to the date of its expiration or 180 days from the date of the participant's death or disability, whichever first occurs. The date of disability of a participant shall be determined by the Committee.

    12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or, if allowed by the stock option agreement and approved by the Committee, by tendering shares of Common Stock at the fair market value per share at the time of exercise. Likewise, any withholding associated with a Nonqualified Option may, if allowed by the stock option agreement and approved by the Committee, be paid by tendering shares of Common Stock at the fair market value per share at the time of exercise. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a shareholder until shares are issued to him.

    13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth below. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured. An option granted to a non-employee director shall be 100% exercisable at any time on or after six months following the date of grant provided that the grantee is still a non-employee director six months following the date of grant.

    14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price shall be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

    15. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant or as provided in section 11 hereof.

    16. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

    17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the shareholders of the Company, except that any amendment that would (1) materially increase the number of securities that may be issued under the Plan, or (2) materially modify the requirements of eligibility for participation in the Plan must be approved by the shareholders of the Company.

    18. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any employee or non-employee director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

    19. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on February 1, 2006. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

    20. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Committee" means the committee of the Board appointed by the Board to administer the Plan, or in the absence of such a committee, shall mean the entire Board.

         (c) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

         (d) "Company" means Southwest Securities Group, Inc., a Delaware corporation.

         (e) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

         (f) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

         (g) "Option Period" means the period during which an option may be exercised.

         (h) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (i)  "Plan" means this Stock Option Plan, as amended from time to time.

         (j) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                                                                       EXHIBIT B
                                                                       ---------

                       SOUTHWEST SECURITIES GROUP, INC.
                              PHANTOM STOCK PLAN


                                 INTRODUCTION


     On _________________________________, 1996, the Board of Directors of
Southwest Securities Group, Inc. adopted the following Phantom Stock Plan.

     1. PURPOSE. The purpose of the Plan is to provide non-employee directors of the Company with a phantom stock interest in the Company through the granting of stock equivalent units which will:

          (a) increase their interest in the Company's welfare;

          (b) furnish them an incentive to continue their services for the Company; and

          (c) provide a means through which the Company may attract able persons to serve on the Board of Directors.

     2. ADMINISTRATION. The Plan will be administered by a Committee appointed by the Board from time to time.

     3. PARTICIPANTS. Members of the Board of Directors of the Company who are not employees of the Company or any subsidiary of the Company
("Participants") are eligible to participate in the Plan.

     4. GRANT OF STOCK EQUIVALENT UNITS. On or before December 31 of each year, each eligible Participant must elect by written notice to the Committee what portion (which may be a percentage or a specified dollar amount), if any, of his quarterly director's fees, other director's fees, or both for the following calendar year will be paid in the form of stock equivalent units. The number of units shall be determined by dividing the dollar amount of director's fees that would otherwise be paid to the Participant by the reported last sales price per share of the Common Stock of the Company:

          (a) for quarterly director's fees, on the date of the regular quarterly Board meeting; and

          (b) for other director's fees, on the date of the Board meeting at which they are authorized.

     For eligible directors who are first elected or appointed to the Board during a particular calendar year, their written election for that year must be made within 30 days after the commencement of their service as a director, and the election will apply to fees received after the date of election.

     For the year 1996, eligible directors must elect in writing on or before ______________, 1996 with respect to fees received after the date of election.

     Elections shall only apply to a single calendar year but shall be irrevocable for that year. Participants shall be fully vested in their stock equivalent units at all times until the units expire.

     All grants of stock equivalent units under the Plan shall be made by the Committee. Each grant of stock equivalent units under the Plan shall be evidenced by resolution of the Committee, but such resolution may not be inconsistent with the Plan. Each grant of stock equivalent units shall also be evidenced by an agreement (the "Agreement") between the Company and the Participant containing such terms and provisions as are approved by the Committee but not inconsistent with the Plan. The Company shall execute each Agreement upon instructions from the Committee.

     5. CASH OUT OF STOCK EQUIVALENT UNITS. In the discretion of the Committee, but in any event within 12 months following the earlier of (i) the date the Participant's service as a director terminates (including when such service ends due to the death of the Participant) or (ii) the date of a change in control of the Company, the Company shall cash out a Participant. For these purposes a change in control means the sale by the

Company of all or substantially all of its assets to any individual, partnership, firm, trust, corporation or other similar entity or the consolidation or merger of the Company with an entity as a result of which transaction the Company is not the surviving entity. For purposes of a Participant's termination of service as a director, the Company shall pay to the Participant (or as otherwise provided in the Agreement between the Company and the Participant) an amount equal to the product of the number of stock equivalent units held by the Participant multiplied by the average of the last sales prices per share of the Common Stock for the 90 days prior to the date of payment. For purposes of a change in control, the Company shall pay to the Participant (or as otherwise provided in the Agreement between the Company and the Participant) an amount equal to the product of the number of stock equivalent units held by the Participant multiplied by the highest price received by holders of the Common Stock in connection with the change in control as determined by the Board of Directors of the Company. If a Participant's service as a director terminates at the same time as a change in control of the Company, the valuation of payments shall be made in the same manner as if there was only a change in control of the Company.

     6. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of stock equivalent units covered by each outstanding grant under the Plan may be adjusted to reflect, as deemed appropriate by the Committee in its sole discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. Amounts shall be accrued for any cash dividends paid on the Common Stock, and the Committee may, in its sole discretion, make any adjustments it deems appropriate in the case of other distributions made to holders of Common Stock.

     7. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

     8. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company. In the event of a complete termination of the Plan, the Board, in its sole discretion, may direct the Committee to cash out and distribute each Participant's stock equivalent units at such time and based on such stock price as the Board shall determine, in its sole discretion.

     9. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Committee or the Board shall be deemed to give any Participant any right to be granted stock equivalent units or any other rights. Nothing in this Plan shall be construed as conferring upon any Participant the right to continue as a director.

     10. APPLICABLE LAW. This Plan shall be construed in accordance with and governed by the laws of the State of Texas.

     11. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated below:

          (a) "Plan" means this Phantom Stock Plan, as amended from time to time.

          (b) "Company" means Southwest Securities Group, Inc., a Delaware corporation.

          (c) "Board" means the board of directors of the Company.

          (d) "Committee" means the committee appointed to administer the Plan consisting of the individuals designated by the Board pursuant to
              Section 2 of this Plan.

          (e) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                                                                Preliminary Copy
                                                                ----------------

SOUTHWEST SECURITIES GROUP, INC.    ANNUAL MEETING    PROXY NO.     SHARES
                                    NOVEMBER 6, 1996             IN YOUR NAME


     The undersigned hereby (1) acknowledges receipt of the Notice of the Annual Meeting of Stockholders of Southwest Securities Group, Inc. (herein sometimes called the "Company") to be held on Wednesday, November 6, 1996, at 11:00 a.m. Dallas time; and (2) appoints Don A. Buchholz and Raymond E. Wooldridge, and each of them, with full power of substitution or revocation, his proxies to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as shown on the reverse side of this card.

                    This Proxy must be dated and signed exactly as shown hereon.

                        Dated:                                   , 1996
                              -----------------------------------


                        --------------------------------------------------------
                        (Sign Here)

                        --------------------------------------------------------
                        (Print Name and Title, if applicable)

                        When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer.

SOUTHWEST SECURITIES GROUP, INC.    ANNUAL MEETING     CONTINUED FROM OTHER SIDE
                                   NOVEMBER 6, 1996


This Proxy when properly executed will be voted in the manner described herein by the above signed stockholder.

1.   The election of the following persons to serve on the Board of Directors:

     Don A. Buchholz          [ ]  For     [ ]  Withhold Authority
     Raymond E. Wooldridge    [ ]  For     [ ]  Withhold Authority
     David Glatstein          [ ]  For     [ ]  Withhold Authority
     Susan M. Byrne           [ ]  For     [ ]  Withhold Authority
     Allen B. Cobb            [ ]  For     [ ]  Withhold Authority
     J. Jan Collmer           [ ]  For     [ ]  Withhold Authority
     Frederick R. Meyer       [ ]  For     [ ]  Withhold Authority
     Jon L. Mosle, Jr.        [ ]  For     [ ]  Withhold Authority

2.   Proposal to approve the Company's Stock Option Plan.
     [ ]  For                [ ]  Against           [ ]  Abstain

3.   Proposal to approve the Company's Phantom Stock Plan.
     [ ]  For                [ ]  Against           [ ]  Abstain

4.   Proposal to amend the Company's Certificate of Incorporation.
     [ ]  For                [ ]  Against           [ ]  Abstain

5. In their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.


  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO SPECIFICATION IS MADE,
   THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.
                            ---

              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY IN THE ENCLOSED ENVELOPE.

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
  --------------------------------------------------------------------------
[ ]  I PLAN TO ATTEND THE ANNUAL MEETING     [ ]  I WILL STAY FOR THE LUNCHEON
                                                  AFTERWARD.